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                                                                    Exhibit 23.1

                             ACCOUNTANTS' CONSENT

The Board of Directors of
American General Hospitality Corporation:

          We consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-36127) of American General Hospitality Corporation of our reports incorporated herein by reference and the reference to our firm under the heading "Experts" in the Registration Statement.


Washington, D.C.                              /s/ KPMG Peat Marwick LLP
July 10, 1998